AMENDMENT TO TOASTMASTER INC.
            SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II


     THIS AMENDMENT to the Supplemental Executive Retirement Plan
II established effective September 1, 1995 ("SERP II") made and entered into this 26 day of August, 1998 by Toastmaster Inc. (the
"Company");

     WHEREAS, the Company may be a constituent party to a merger which, for purposes herein, shall be deemed a "Change in Control," and

     WHEREAS, the Company desires to amend the SERP II effective
August 21, 1998;

     NOW, THEREFORE, the SERP II shall be amended as follows:

          The following paragraphs shall be added to Article IX:

          Notwithstanding anything to the contrary in the SERP
     II, the following provisions shall be effective upon a Change in Control:

          In the event of a Change in Control, the two Secular
     Trusts shall be continued until the assets in each Secular
     Trust shall be distributed in full.

          After the Change in Control, the Company shall have no further liability under the SERP II to make any Supplemental Benefit payment to an Employee or his spouse or designated beneficiary or pay any death benefit to an Employee or his spouse or designated beneficiary.

          The trustee of each Secular Trust shall pay to the Employee the Supplemental Benefit contemplated in the SERP II to the extent possible by using the assets in the Secular Trust. The dollar amount of the monthly benefit to each Employee shall be determined from time to time by the trustee which may consult with representatives of the Todd Organization in St. Louis, Missouri as to the appropriate dollar amount. It is intended that the dollar amount of the monthly benefit be such that each payment to each Employee will be relatively level in amount each month. The monthly benefit will commence at the time set forth in the SERP II and shall not be accelerated by reason of a Change in Control. The last monthly benefit will occur after the death of the Employee and will be such that it will exhaust the assets in the Secular Trust after any fees and expenses.

          If the assets in the Secular Trust shall not be sufficient to pay the Supplemental Benefit contemplated in the SERP II, there shall be no further liability by the Company or the trustee to pay such Supplemental Benefit.

          Unless otherwise defined herein, capitalized terms shall have the meanings given to them in the SERP II.

     IN WITNESS WHEREOF, the Company has signed this Amendment and has caused this Amendment to be executed and attested by its duly authorized officers on the day first above written.

                                   TOASTMASTER INC.


                                   By: /s/ Daniel J. Stubler
                                      Its: President


ATTEST:


By: /s/ John E. Thompson
   Its: Executive V.P.

             EMPLOYEE CONSENT TO AMENDMENT TO SERP II


          1.   Definitions:

               a.   The terms "SERP II", "Change of Control",
"Secular Trust" and "Company" shall have the meanings described in the SERP II.

               b. The term "Amendment" means the amendment to SERP II dated August 24, 1998.

               c. The term "Life Insurance Policy" means the life insurance policy of which the undersigned is the insured, underwritten by Northwestern Mutual Life now held in the Secular
Trust of which the Employee is the beneficiary.

          2. The SERP II, effective as of the first day of September, 1995, has been amended on August 24, 1998.

          3. I understand that the following will occur as a result of a Change in Control: Toastmaster Inc. will make a contribution to the Secular Trust which will be used to pay a premium on the Life Insurance Policy held in the Secular Trust. This additional contribution to the Secular Trust and additional payment of premiums is intended to cause the obligations to date to fund the vested accrued benefits to the date of Change in Control.

               After the Change in Control the successor corporation will not make contributions to the Secular Trust.
The receipt of monthly benefits will not be accelerated by the Change in Control.

               Pursuant to section 7.1 of SERP II, I have a withdrawal right when the Company makes contributions to the Secular Trust of which I am a beneficiary. I hereby affirmatively release my right to make the withdrawal with respect to prior contributions to SERP II and to the Company's contribution at or near the time of Change in Control.

               I acknowledge that there will be no further benefits paid to me or my surviving spouse or other beneficiary from SERP II as amended other than as outlined above.

               The Company contributions to the Secular Trust constitute taxable income to me. As a result, the Company has adopted the practice of paying to me each year a bonus equal to the amount of federal and state income tax which I must pay because of the inclusion of taxable income. I understand that the Company will also pay to me a similar bonus for the amount of my additional federal and state income tax which is caused by the contribution to the Secular Trust.

          4.   I hereby consent to such Amendment.



Dated:8/26/98                      /s/ Scott Thrasher
                                   Scott Thrasher


               The above is a correct interpretation of SERP II, the amendment and the Company practice of paying a bonus.



                                   TOASTMASTER INC.




Dated:8/26/98                      By /s/ Daniel J. Stubler

             EMPLOYEE CONSENT TO AMENDMENT TO SERP II


          1.   Definitions:

               a.   The terms "SERP II", "Change of Control",
"Secular Trust" and "Company" shall have the meanings described in the SERP II.

               b. The term "Amendment" means the amendment to SERP II dated August 24, 1998.

               c. The term "Life Insurance Policy" means the life insurance policy of which the undersigned is the insured, underwritten by Northwestern Mutual Life now held in the Secular
Trust of which the Employee is the beneficiary.

          2. The SERP II, effective as of the first day of September, 1995, has been amended on August 24, 1998.

          3. I understand that the following will occur as a result of a Change in Control: Toastmaster Inc. will make a contribution to the Secular Trust which will be used to pay a premium on the Life Insurance Policy held in the Secular Trust. This additional contribution to the Secular Trust and additional payment of premiums is intended to cause the obligations to date to fund the vested accrued benefits to the date of Change in Control.

               After the Change in Control the successor corporation will not make contributions to the Secular Trust.
The receipt of monthly benefits will not be accelerated by the Change in Control.

               Pursuant to section 7.1 of SERP II, I have a withdrawal right when the Company makes contributions to the Secular Trust of which I am a beneficiary. I hereby affirmatively release my right to make the withdrawal with respect to prior contributions to SERP II and to the Company's contribution at or near the time of Change in Control.

               I acknowledge that there will be no further benefits paid to me or my surviving spouse or other beneficiary from SERP II as amended other than as outlined above.

               The Company contributions to the Secular Trust constitute taxable income to me. As a result, the Company has adopted the practice of paying to me each year a bonus equal to the amount of federal and state income tax which I must pay because of the inclusion of taxable income. I understand that the Company will also pay to me a similar bonus for the amount of my additional federal and state income tax which is caused by the contribution to the Secular Trust.

          4.   I hereby consent to such Amendment.



Dated:8/26/98                      /s/ Ralph J. Ronalter, Jr.
                                   Ralph J. Ronalter, Jr.


               The above is a correct interpretation of SERP II, the amendment and the Company practice of paying a bonus.



                                   TOASTMASTER INC.




Dated:8/26/98                      By /s/ John E. Thompson